UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2025

COMPASS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39696	82-4876496
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

80 Guest Street, Suite 601

Boston, Massachusetts 02135

(Address of Principal Executive Offices) (Zip Code)

(617) 500-8099

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CMPX	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On August 12, 2025, Compass Therapeutics, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Jefferies LLC, Piper Sandler & Co., and Guggenheim Securities, LLC, as representatives (the “Representatives”) of the underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to issue and sell an aggregate of (a) 33,290,000 shares (the “Firm Shares”) of its common stock, par value $0.0001 per share (the “Common Stock”), at a price to the public of $3.00 per share, and (b) pre-funded warrants to purchase up to 6,710,000 shares of the Company’s Common Stock (the “Pre-Funded Warrants”), at a price to the public of $2.9999 per warrant with an exercise price of $0.0001 per share (the “Offering”). Pursuant to the Underwriting Agreement, the Company granted the underwriters a 30-day option to purchase up to an additional 6,000,000 shares of its Common Stock (the “Optional Shares”, and together with the Firm Shares, the “Shares”) at the public offering price, less underwriting discounts and commissions. The Underwriting Agreement contains customary representations and warranties, conditions to closing, market standoff provisions, termination provisions and indemnification obligations, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”). The Offering was made pursuant to a shelf registration statement on Form S-3 (File No. 333-281891) that was initially filed by the Company with the Securities and Exchange Commission (the “SEC”) on August 30, 2024, and declared effective by the SEC on September 6, 2024, and a related prospectus supplement.

The Company estimates that the net proceeds of this offering, after deducting underwriting discounts and commissions and estimated offering expenses, will be approximately $112.5 million (or approximately $129.5 million if the underwriters exercise their option to purchase additional shares in full). The Company will receive nominal proceeds, if any, from the exercise of the Pre-Funded Warrants. The Company currently intends to use the net proceeds from the Offering to conduct initial preparations for commercial readiness, to fund research and clinical development of its product candidates, and for general corporate purposes. The Company expects the Offering to close on or about August 14, 2025 for the Firm Shares and the Pre-Funded Warrants, subject to the satisfaction of customary closing conditions.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the terms of the Underwriting Agreement is qualified in its entirety by reference to such exhibit. The form of Pre-Funded Warrant to Purchase Common Stock is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the terms of the Pre-Funded Warrants is qualified in its entirety by reference to such exhibit. A copy of the opinion of Goodwin Procter LLP, relating to the validity of the Shares and the Pre-Funded Warrants in connection with the Offering, is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 8.01.	Other Events.

On August 12, 2025, the Company issued press releases announcing the launch and the pricing of the Offering, respectively. Copies of the press releases are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Assuming net proceeds of $112.5 million from the base Offering, and excluding any additional proceeds from the underwriters’ exercise of their option to purchase additional shares, the Company expects its cash and cash equivalents will be sufficient to fund its operating expenses into 2028. The Company has based its estimates on assumptions that may prove to be wrong, and the Company could use its available capital resources sooner than it currently expects.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit

1.1	Underwriting Agreement, dated August 12, 2025.

4.1	Form of Pre-Funded Warrant.

5.1	Opinion of Goodwin Procter LLP.

23.1	Consent of Goodwin Procter LLP (contained in Exhibit 5.1).

99.1	Launch Press Release, dated August 12, 2025.

99.2	Pricing Press Release, dated August 12, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K, contains forward-looking statements, including statements about the Company’s expectations regarding the expected net proceeds from the Offering and the expected closing date of the Offering, that are based on the Company’s beliefs and assumptions and on information currently available to the Company on the date of this Current Report. These forward-looking statements involve substantial risks and uncertainties. Any statements in this Current Report on Form 8-K other than statements of historical fact, including statements about the Company’s future expectations, plans and prospects, constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statements about the Company’s strategy, operations and future expectations and plans and prospects for the Company, and any other statements containing the words “anticipate,” “believe,” “estimate,” “expect,” “intend”, “goal,” “may”, “might,” “plan,” “predict,” “project,” “seek,” “target,” “potential,” “will,” “would,” “could,” “should,” “continue,” and similar expressions. Such forward-looking statements involve substantial risks and uncertainties that could cause the Company’s financial and operating results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements, including the factors discussed in the “Risk Factors” section contained in the quarterly and annual reports that the Company files with the Securities and Exchange Commission. Any forward-looking statements represent the Company’s views only as of the date of this Current Report on Form 8-K. The Company anticipates that subsequent events and developments may cause its views to change. While the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so except as required by law even if new information becomes available in the future.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Compass Therapeutics, Inc.

Date: August 13, 2025	By:	/s/ Neil Lerner
Neil Lerner
Chief Accounting Officer